Exhibit 99.1
ESS Tech, Inc. Announces Fourth Quarter and Full Year 2024 Financial Results
Completed Commissioning and Grid Interconnection of First Two Energy Centers
Delivered Eight Energy Center Systems to Florida Utility
Achieved Breakeven Profitability on Energy Center Design at the end of Q4, Almost a Year Ahead of Schedule
Announced Energy Base, a New Modular, Non-Containerized Gigawatt-Hour scale LDES Solution
ESS Global Fleet Surpasses 2 GWh of Transacted Energy

WILSONVILLE, OREGON – March 31, 2025 – ESS Tech, Inc. (“ESS,” “ESS, Inc.” or the “Company”) (NYSE:GWH), a leading manufacturer of iron flow long-duration energy storage (LDES) systems for commercial and utility-scale applications, today announced financial results for its fourth quarter and full year ended December 31, 2024.
“In 2024, ESS completed key metrics to advance our core technology and begin to execute on our previously announced strategic pivot. The first two Energy Centers that we manufactured in 2024 passed site commissioning in Q4 and final commissioning as part of full grid interconnection in Q1 for the first demonstration of the Energy Center form factor in Wilsonville with our local utility customer. We successfully carried out the first commercial deliveries of an additional eight EC systems during Q4 and Q1 to a major Florida utility that are scheduled for commissioning later this year. Our reported revenue for the year of $6.3 million was below the low end of our guidance range due to ongoing partner funding delays, but the Energy Center deliveries represented an important revenue contributor, underscoring our progress with the first Energy Center deployments in Q4. In addition, we aggressively executed our cost-down program to achieve breakeven profitability on our latest EC design, hitting our target almost a year earlier than previously expected. This result was enabled by the innovative efforts of our team to reduce battery pack, balance of system and direct labor costs and helped establish the foundation needed to develop and productize a transformational new product, the Energy Base,” said Kelly Goodman, interim CEO of ESS. “Further cementing our differentiation in the energy storage space, the Energy Base is a non-containerized version of our product designed to deliver the gigawatt-hour scale long-duration storage that the energy transition demands. The Energy Base features a modular architecture that enables it to extend energy storage duration with lower cost and improved operational flexibility while customizing capacity and power to customer needs. The Energy Base represents the natural, long-term configuration of the core ESS technology, developed to meet the accelerating market demand for sustainable, safe, long-duration energy storage. I’m pleased with the rapid progress we’ve made in positioning ESS to capitalize on the energy transition while driving towards profitability. Backed by a suite of American-made products, industry safety certifications and partnerships with SB Energy and Honeywell, our global fleet has already surpassed 2 gigawatt hours of transacted energy worldwide and I’m excited about the transformational opportunity ahead of us as we capitalize on this growing market opportunity.”
Recent Business Highlights
•Achieved revenue of $6.3M for FY 2024.
•Announced the Energy Base, ESS’ new gigawatt-hour-scale, long-duration energy storage solution. The Energy Base leverages ESS’ proven core technologies and features modular architecture designed to deliver a scalable solution for grid-scale applications using a layout that seamlessly integrates with any landscape.

•In January, completed commercial delivery of the first eight Energy Centers™ to a major Florida utility. In addition, ESS successfully completed construction and initial testing of the previously announced demonstration units for a major West Coast utility in December. The EC is a utility-scale, front-of-the-meter long-duration energy storage product which provides up to eight hours of energy storage with a flexible, scalable platform to meet the LDES needs of utilities worldwide.
•In January, became the first energy storage provider to demonstrate MESA compliance and SunSpec Alliance Modbus Certification with the Energy Center™ (EC), ensuring compatibility with the latest integration and communication standards. In addition, the EC received certification to the UL 9540 standard by ETL, a comprehensive safety standard for grid-connected energy storage systems which affirms the safety of the battery system and its environmental performance.
•In February, Kelly Goodman was appointed interim CEO of ESS with the intent to take ESS in a new strategic direction. Ms. Goodman is supported by an Office of the Interim CEO, created to lead this effort. The Office of the Interim CEO will include Ms. Goodman, Tony Rabb, current CFO, and Ben Heng, current EVP of Engineering. In addition, the Board has engaged advisors to evaluate potential commercial or financial transactions.
Conference Call Details
ESS will hold a conference call on Monday, March 31, 2025 at 5:00 p.m. EDT to discuss financial results for its fourth quarter and full year ended December 31, 2024. Interested parties may join the conference call beginning at 5:00 p.m. EDT on Monday, March 31, 2025 via telephone by calling (833) 470-1428 in the U.S., or for international callers, by calling +1 (404) 975-4839 and entering conference ID 424622. A telephone replay will be available until April 7, 2025, by dialing (866) 813-9403 in the U.S., or for international callers, +1 (929) 458-6194 with conference ID 327175. A live webcast of the conference call will be available on ESS’ Investor Relations website at http://investors.essinc.com/.
A replay of the call will be available via the web at http://investors.essinc.com/.
About ESS, Inc.
ESS (NYSE: GWH) is the leading manufacturer of long-duration iron flow energy storage solutions. ESS was established in 2011 with a mission to accelerate decarbonization safely and sustainably through longer lasting energy storage. Using easy-to-source iron, salt, and water, ESS iron flow technology enables energy security, reliability and resilience. We build flexible storage solutions that allow our customers to meet increasing energy demand without power disruptions and maximize the value potential of excess energy. For more information visit www.essinc.com.
Use of Non-GAAP Financial Measures
In this press release and the accompanying earnings call, the Company includes Non-GAAP Operating Expenses and Adjusted EBITDA, which are non-GAAP performance measures that the Company uses to supplement its results presented in accordance with U.S. GAAP. As required by the rules of the Securities and Exchange Commission (“SEC”), the Company has provided herein a reconciliation of the non-GAAP financial measures contained in this press release and the accompanying earnings call to the most directly comparable measures under GAAP. The Company’s management believes Non-GAAP Operating Expenses and Adjusted EBITDA are useful in evaluating its operating performance and are similar measures reported by publicly-listed U.S. companies, and regularly used by securities analysts, institutional investors, and other interested parties in analyzing operating performance and prospects. By providing these non-GAAP measures, the Company’s management intends to provide investors with a meaningful, consistent comparison of the Company’s profitability for the periods presented. Adjusted EBITDA is not intended to be a substitute for net income/loss or any U.S. GAAP financial measure and, as calculated, may not be comparable to other similarly titled measures of performance of other companies in other industries or within the same industry. Further, Non-GAAP Operating Expenses are not intended to be a substitute for GAAP Operating Expenses or any U.S. GAAP financial measure and, as calculated, may not be comparable to other similarly titled measures of performance of other companies in other industries or within the same industry.
The Company defines and calculates Non-GAAP Operating Expenses as GAAP Operating Expenses adjusted for stock-based compensation and other special items determined by management as they are not indicative of business operations. The Company defines and calculates Adjusted EBITDA as net loss before interest, other non-operating expense or income, (benefit) provision for income taxes, and depreciation, and further adjusted for stock-based compensation and other special items determined by management, including, but not limited to, fair value adjustments for certain financial liabilities associated with debt and equity transactions as they are not indicative of business operations.
Forward-Looking Statements
This communication contains certain forward-looking statements, including statements regarding ESS and its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. The words “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intends”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “should”, “will” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Examples of forward-looking statements include, among others, statements regarding the Company’s manufacturing plans, the development and launch of the Energy Base product, the Company’s order and sales pipeline, the Company’s ability to execute on orders, the Company’s ability to effectively manage costs, the Company’s partnerships with third parties such as SB Energy and Honeywell, and the exploration of potential commercial or financial transactions. These forward-looking statements are based on ESS’ current expectations and beliefs concerning future developments and their potential effects on ESS. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication. There can be no assurance that the future developments affecting ESS will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond ESS control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, which include, but are not limited to, continuing supply chain issues; delays, disruptions, or quality control problems in the Company’s manufacturing operations; the Company’s ability to hire, train and retain an adequate number of manufacturing employees; issues related to the shipment and installation of the Company’s products; issues related to customer acceptance of the Company’s products; issues related to the development and launch of the Energy Base product; issues related to the Company’s partnerships with third parties; inflationary pressures; risk of loss of government funding for customer projects; and the Company’s need to achieve significant business growth to achieve sustained, long-term profitability. Except as required by law, ESS is not undertaking any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.
Contacts
Investors:
Erik Bylin
investors@essinc.com
Media:
Morgan Pitts
503.568.0755
Morgan.Pitts@essinc.com

Source: ESS Tech, Inc.

ESS Tech, Inc.
Statements of Operations and Comprehensive Loss
(Unaudited, in thousands, except share and per share data)

	Three Months Ended December 31,
	2024	2023
Revenue:
Revenue	$2,801	$2,796
Revenue - related parties	49	—
Total revenue	2,850	2,796
Cost of revenue	16,038	10,312
Gross profit (loss)	(13,188)	(7,516)
Operating expenses
Research and development	2,706	3,842
Sales and marketing	1,887	2,096
General and administrative	5,716	5,611
Total operating expenses	10,309	11,549
Loss from operations	(23,497)	(19,065)
Other income, net
Interest income, net	477	1,525
Gain on revaluation of common stock warrant liabilities	(344)	1,375
Other income (expense), net	(115)	35
Total other income, net	18	2,935
Net loss and comprehensive loss to common stockholders	$(23,479)	$(16,130)

Net loss per share - basic and diluted	$(1.97)	$(1.39)

Weighted average shares used in per share calculation - basic and diluted	11,926,137	11,570,150

ESS Tech, Inc.
Statements of Operations and Comprehensive Loss
(Unaudited, in thousands, except share and per share data)

	Years Ended December 31,
	2024	2023
Revenue:
Revenue	$5,712	$7,537
Revenue - related parties	583	3
Total revenue	6,295	7,540
Cost of revenue	51,653	20,495
Gross profit (loss)	(45,358)	(12,955)
Operating expenses
Research and development	11,772	42,632
Sales and marketing	9,161	7,744
General and administrative	23,507	22,574
Total operating expenses	44,440	72,950
Loss from operations	(89,798)	(85,905)
Other income, net
Interest income, net	3,574	5,262
Gain on revaluation of common stock warrant liabilities	115	2,292
Other income (expense), net	(113)	773
Total other income, net	3,576	8,327
Net loss and comprehensive loss to common stockholders	$(86,222)	$(77,578)

Net loss per share - basic and diluted	$(7.32)	$(7.27)

Weighted average shares used in per share calculation - basic and diluted	11,773,596	10,663,909

ESS Tech, Inc.
Balance Sheets
(Unaudited, in thousands, except share data)

	December 31, 2024	December 31, 2023
Assets
Current assets:
Cash and cash equivalents	$13,341	$20,165
Restricted cash, current	906	1,373
Accounts receivable, net	215	1,990
Short-term investments	18,263	87,899
Inventory	5,641	3,366
Prepaid expenses and other current assets	4,998	3,305
Total current assets	43,364	118,098
Property and equipment, net	20,582	16,266
Intangible assets, net	4,656	4,923
Operating lease right-of-use assets	1,503	2,167
Restricted cash, non-current	948	945
Other non-current assets	760	833
Total assets	$71,813	$143,232
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$8,070	$2,755
Accrued and other current liabilities	9,315	10,755
Accrued product warranties	3,288	2,129
Operating lease liabilities, current	1,692	1,581
Deferred revenue, current	5,237	2,546
Total current liabilities	27,602	19,766
Operating lease liabilities, non-current	—	957
Deferred revenue, non-current	—	3,835
Deferred revenue, non-current - related parties	14,400	14,400
Common stock warrant liabilities	802	917
Other non-current liabilities	125	—
Total liabilities	42,929	39,875
Stockholders’ equity:
Preferred stock ($0.0001 par value; 200,000,000 shares authorized, none issued and outstanding as of December 31, 2024 and 2023)	—	—
Common stock ($0.0001 par value; 1,000,000,000 shares authorized, 11,986,516 and 11,614,127 shares issued and outstanding as of December 31, 2024 and 2023, respectively)	1	1
Additional paid-in capital	811,262	799,513
Accumulated deficit	(782,379)	(696,157)
Total stockholders’ equity	28,884	103,357
Total liabilities and stockholders’ equity	$71,813	$143,232

ESS Tech, Inc.
Consolidated Statements of Cash Flows
(Unaudited, in thousands)

	Years Ended December 31,
	2024	2023
Cash flows from operating activities:
Net loss	$(86,222)	$(77,578)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	4,724	6,513
Non-cash interest income	(2,422)	(3,635)
Non-cash lease expense	1,350	1,234
Stock-based compensation expense	11,575	10,635
Inventory write-down and losses on noncancellable purchase commitments	4,904	11,932
Change in fair value of common stock warrant liabilities	(115)	(2,292)
Other non-cash (income) expenses, net	459	(60)
Changes in operating assets and liabilities:
Accounts receivable, net	1,549	3,633
Inventory	(8,634)	(14,661)
Prepaid expenses and other assets	(1,620)	2,422
Accounts payable	4,243	(229)
Accrued and other liabilities	(719)	(3,378)
Accrued product warranties	1,159	486
Deferred revenue	(918)	11,500
Operating lease liabilities	(1,532)	(1,418)
Net cash used in operating activities	(72,219)	(54,896)

Cash flows from investing activities:
Purchases of property and equipment	(7,294)	(5,790)
Maturities and purchases of short-term investments, net	72,051	20,861
Net cash provided by investing activities	64,757	15,071

Cash flows from financing activities:
Proceeds from issuance of common stock and common stock warrants, net of issuance costs	—	27,132
Payments on notes payable	—	(1,733)
Proceeds from stock options exercised	86	237
Repurchase of shares from employees for income tax withholding purposes	(297)	(310)
Proceeds from contributions to Employee Stock Purchase Plan	385	541
Other, net	—	(214)
Net cash provided by financing activities	174	25,653

Net change in cash, cash equivalents and restricted cash	(7,288)	(14,172)
Cash, cash equivalents and restricted cash, beginning of period	22,483	36,655
Cash, cash equivalents and restricted cash, end of period	$15,195	$22,483

ESS Tech, Inc.
Consolidated Statements of Cash Flows (continued)
(Unaudited, in thousands)

	Years Ended December 31,
	2024	2023
Supplemental disclosures of cash flow information:
Cash paid for operating leases included in cash used in operating activities	$1,738	$1,670
Non-cash investing and financing transactions:
Common stock warrants issued for the acquisition of intangible assets	—	4,990
Purchase of property and equipment included in accounts payable and accrued and other current liabilities	1,586	704
Adjustment to right-of-use assets from lease modification	686	—
Transfers between inventory and property and equipment, net	1,051	—

Cash and cash equivalents	$13,341	$20,165
Restricted cash, current	906	1,373
Restricted cash, non-current	948	945
Total cash, cash equivalents and restricted cash shown in the statements of cash flows	$15,195	$22,483

ESS Tech, Inc.
Reconciliation of GAAP to Non-GAAP Operating Expenses
(Unaudited, in thousands)

	Three Months Ended December 31,	Twelve Months Ended December 31,
	2024	2024
Research and development	$2,706	$11,772
Less: stock-based compensation(1)	(534)	(2,457)
Non-GAAP research and development	$2,172	$9,315

Sales and marketing	$1,887	$9,161
Less: stock-based compensation(1)	(208)	(675)
Non-GAAP sales and marketing	$1,679	$8,486

General and administrative	$5,716	$23,507
Less: stock-based compensation(1)	(1,690)	(5,970)
Non-GAAP general and administrative	$4,026	$17,537

Total operating expenses	$10,309	$44,440
Less: stock-based compensation	(2,432)	(9,102)
Non-GAAP total operating expenses	$7,877	$35,338
(1) For purposes of calculating Non-GAAP total operating expenses, stock-based compensation is allocated on a departmental basis based on the classification of the award holder.

ESS Tech, Inc.
Reconciliation of GAAP Net Loss to Adjusted EBITDA
(Unaudited, in thousands)

	Three Months Ended December 31,	Twelve Months Ended December 31,
	2024	2024
Net loss	$(23,479)	$(86,222)
Interest income, net	(477)	(3,574)
Stock-based compensation	3,037	11,575
Depreciation and amortization	1,422	4,724
Gain on revaluation of common stock warrant liabilities	344	(115)
Environmental, Health & Safety compliance estimate	509	899
Financing costs	285	1,267
Other income (expense), net	115	113
Adjusted EBITDA	$(18,244)	$(71,333)